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                                                       EXHIBIT 23.1




                 Consent of Independent Auditors


We consent to the reference to our firm under the captions "Experts" and to the use of our report dated February 12, 1999 in the Registration Statement (Form S-1 No. 333-0000) and related Prospectus of Vion Pharmaceuticals, Inc. for the registration of 3,600,000 shares of its common stock.



                                                  /s/ Ernst & Young LLP


Stamford, Connecticut
July 26, 1999